UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2011 – September 30, 2012

Item 1: Reports to Shareholders

Annual Report | September 30, 2012
Vanguard U.S. Value Fund

> Vanguard U.S. Value Fund returned 32.10% for the fiscal year ended September 30, 2012.

> The fund edged the return of its benchmark, the Russell 3000 Value Index, and easily beat the average return of its peer funds.

> Superior stock selection in the energy, materials, and consumer discretionary sectors helped the fund outpace its comparative standards.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	12
Your Fund’s After-Tax Returns.	23
About Your Fund’s Expenses.	24
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012

Total
Returns
Vanguard U.S. Value Fund	32.10%
Russell 3000 Value Index	31.05
Multi-Cap Value Funds Average	27.00
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Value Fund	$9.20	$11.89	$0.218	$0.000

1

Chairman’s Letter

Dear Shareholder,

With the stock market rising through most of the past 12 months, Vanguard U.S. Value Fund ended the fiscal year with a strong return of 32.10%. The fund’s performance surpassed that of its benchmark, the Russell 3000 Value Index, by about one percentage point and topped the average return of multi-cap value funds by about five points.

The fund’s advisor, Vanguard Equity Investment Group, relies on proprietary computer-driven analysis to identify stocks trading at prices below the fundamental value of the underlying companies. Reflecting the breadth of the market’s rally, the returns from the ten industry sectors in the fund ranged between 16% and 65%. The advisor’s selections in the energy, materials, and consumer discretionary sectors were outperformers, while its financial and consumer staples choices were relative laggards.

If you own shares of the fund in a taxable account, you may wish to review information on the fund’s after-tax returns that appears later in this report.

Stocks notched a powerful rally, with help from central bankers
U.S. stocks surged 30% in the 12 months ended September 30, outpacing the gains of their international counterparts. The rally

2

came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

Although U.S. stocks were the standouts, European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency. That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved.

Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds produced solid returns; future results may be more muted
Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries, long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

3

directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer, has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Energy and materials stocks led the fund’s advance
Except for a couple of months of negative sentiment at midyear, Vanguard U.S. Value Fund, in sync with the overall U.S. stock market, rode a wave of optimism to post the 32.10% return for its fiscal year—the best since the fund’s June 2000 inception.

Aided by the rising tide, the fund saw gains in all ten sectors. Reflecting the cyclical nature of sector performance, the industry that underperformed last year—energy—was the leading contributor to the fund’s outperformance this year as rising oil prices padded profits. The oil refining and distribution firms selected by the advisor collectively advanced about 36%, about 10 percentage points higher than the index’s energy sector.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
U.S. Value Fund	0.31%	1.24%

The fund expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the fund’s expense ratio was 0.29%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Value Funds.

4

The fund’s materials holdings, particularly chemical companies, posted the highest absolute return: At just over 65%, it was more than double the return generated by materials stocks in the benchmark Russell 3000 Value Index. The effect of the uplift was muted, though, because the sector was, on average, the fund’s smallest.

Its largest sector, financial companies, rose more than 30% but trailed the return of financials in the index by about four percentage points, making this the largest drag on the fund’s performance against the benchmark. The advisor’s picks in the insurance industry were notable underperformers.

Consumer staples and health care were among other sectors that did less well than those in the index. Nonetheless, gains far exceeded historical averages, with only the fund’s utilities holdings (+16%) rising less than 20%.

For more about the advisor’s strategy and the fund’s positioning during the 12 months, see the Advisor’s Report that follows this letter.

Historic macroeconomic events marked the past decade
For the ten years ended September 30, 2012, Vanguard U.S. Value Fund earned an average annual return of 7.08%, trailing its index by 1.2 percentage points. The fund’s return was slightly behind its peer-group average of 7.26%.

The past decade has been memorable, including a U.S. housing bubble and an unprecedented global financial crisis. The macroeconomic shocks and high volatility seen during the latter part of the period made it difficult at times for the fund’s quantitative approach to succeed. Although markets have remained unsettled in recent years, the continuing recovery of both the financial system and the economy

Total Returns
Ten Years Ended September 30, 2012
Average
Annual Return
U.S. Value Fund	7.08%
Russell 3000 Value Index	8.28
Multi-Cap Value Funds Average	7.26
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

has allowed the advisor’s strategy to regain some traction, leading to the fund’s outperformance in each of the past two fiscal years.

Of course, we believe that investors should approach any stock fund as a long-term holding. We remain convinced that the U.S. Value Fund’s advisor, which joined the fund in 2008 and gained responsibility for the entire portfolio in 2010, has a disciplined, analytical approach in the value stock universe that can reward patient investors with superior performance over the long term.

The lessons of the financial crisis remain relevant four years later
In September, the last month of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s decline, but it certainly helped to insulate them from the worst of it.

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals. As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2012

6

Advisor’s Report

For the 12 months ended September 30, 2012, Vanguard U.S. Value Fund returned 32.10%, outpacing the benchmark Russell 3000 Value Index’s gain by about one percentage point. The full fiscal year presented two very different halves. For the first six months, multi-cap value stocks rose sharply, gaining almost 26%. In the second half of the fiscal year, they slowed dramatically, moving ahead but only by about 4%. For the full 12 months, value-oriented stocks, the focus of your fund, outpaced their counterparts in the Russell 3000 Growth Index by about 2 percentage points.

Although all ten sector groups generated positive returns within the benchmark, results were best among consumer discretionary, telecommunications, and industrial companies. Utility and technology companies were the laggards for the fiscal period within the value stock universe.

The investment environment
Equity markets have staged quite a rally since last fall, but investor concerns and economic uncertainty are still prominent. The United States faces a “fiscal cliff” scenario that could send us into recession if not resolved. Renewed concern over the Eurozone crisis and slowing growth in China also have investors worried. Add to that stagnant employment and election-year and corporate profit uncertainty, and it’s easy to see why investors’ appetite for riskier assets may be put on hold for a while.

Market volatility, though it declined substantially during this period, is likely to persist amid our unresolved budget, deficit, and employment problems and anemic world economic growth.

Management of the fund
Although these macro factors affect overall portfolio performance, our approach to investing focuses on specific stock fundamentals and employs five components: • Valuation, which measures the price we pay for earnings and cash flows.

• Growth, which considers the growth of earnings as a factor in how much we pay for them.

• Management decisions, which assesses the actions taken by company management that signal its informed opinions regarding a firm’s prospects and earnings.

• Market sentiment, which captures how investors reflect their opinions of a company through their activity in the market.

• Quality, which measures balance-sheet strength and the sustainability of earnings.

We assess all stocks in the benchmark by comparing companies from the same industry group using these five components. For the 12-month period, our stock-selection model results were mixed. Our growth, management decisions, and quality

7

models were effective in distinguishing the outperformers from the underperformers, while our valuation and market sentiment indicators were ineffective and detracted from our results.

Successes and shortfalls
Our stock-selection results were positive in six of ten sectors and negative in four. Company selections within the energy, materials, and consumer discretionary sectors added the most to our relative returns. In energy, Marathon Petroleum, Tesoro, and Valero Energy were the top contributors. In materials, CF Industries, International Paper, and Eastman Chemical led in this regard, as did Foot Locker, CBS Corp., and Movado Group in consumer discretionary.

Selection results were most disappointing in financials and consumer staples.

In financials, Knight Capital, Prudential Financial, and Assured Guaranty hurt relative performance. In consumer staples, underweight positions in CVS Caremark and Kraft Foods detracted from our results; so did our position in Pilgrim’s Pride, which did not perform as expected.

Outlook
Although we cannot predict how broader political or economic events will affect the markets, we are confident that the stock market will provide worthwhile returns for long-term investors. With that in mind, we believe that equity exposure will continue to play an important part in a diversified investment plan.

We thank you for your investment and look forward to the new fiscal year.

James P. Stetler, Principal James D. Troyer, CFA, Principal Michael R. Roach, CFA

Vanguard Equity Investment Group October 15, 2012

8

U.S. Value Fund

Fund Profile
As of September 30, 2012

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	185	2,096	3,638
Median Market Cap $29.0B		$31.1B	$35.6B
Price/Earnings Ratio	12.9x	14.9x	17.0x
Price/Book Ratio	1.6x	1.5x	2.2x
Return on Equity	12.1%	12.6%	18.0%
Earnings Growth Rate	3.7%	2.4%	10.4%
Dividend Yield	2.5%	2.5%	2.0%
Foreign Holdings	0.5%	0.0%	0.0%
Turnover Rate	69%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.31%	—	—
30-Day SEC Yield	2.24%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer Discretionary	8.0%	8.2%	12.0%
Consumer Staples	7.0	6.9	9.5
Energy	16.6	16.1	10.4
Financials	26.7	27.1	16.0
Health Care	10.7	11.2	11.9
Industrials	9.9	9.4	10.6
Information Technology	7.3	6.8	19.2
Materials	3.6	4.0	3.9
Telecommunication
Services	3.8	3.5	2.9
Utilities	6.4	6.8	3.6

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.99	0.98
Beta	0.98	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	5.8%
Chevron Corp.	Integrated Oil & Gas	3.4
General Electric Co.	Industrial
	Conglomerates	3.4
AT&T Inc.	Integrated
	Telecommunication
	Services	3.2
Wells Fargo & Co.	Diversified Banks	2.5
JPMorgan Chase & Co.	Diversified Financial
	Services	2.4
Pfizer Inc.	Pharmaceuticals	2.3
Procter & Gamble Co.	Household Products	1.6
Cisco Systems Inc.	Communications
	Equipment	1.6
Merck & Co. Inc.	Pharmaceuticals	1.6
Top Ten		27.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the expense ratio was 0.29%.

9

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2002, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
U.S. Value Fund	32.10%	-0.45%	7.08%	$19,815
Russell 3000 Value Index	31.05	-0.72	8.28	22,155
Multi-Cap Value Funds Average	27.00	-1.11	7.26	20,146
Dow Jones U.S. Total Stock Market
Index	30.00	1.53	8.77	23,184

Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

10

U.S. Value Fund

Fiscal-Year Total Returns (%): September 30, 2002, Through September 30, 2012

U.S. Value Fund
Russell 3000 Value Index

11

U.S. Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (8.0%)
	Comcast Corp. Class A	147,689	5,283
	CBS Corp. Class B	125,500	4,559
	Macy’s Inc.	105,200	3,958
	Gannett Co. Inc.	207,200	3,678
	Jarden Corp.	68,800	3,635
	Foot Locker Inc.	97,700	3,468
	Home Depot Inc.	56,800	3,429
	Movado Group Inc.	91,600	3,089
	Brinker International Inc.	86,400	3,050
	Dillard’s Inc. Class A	42,100	3,045
*	Delphi Automotive plc	67,900	2,105
	Dana Holding Corp.	150,200	1,848
	Penske Automotive
	Group Inc.	47,400	1,426
	Walt Disney Co.	25,800	1,349
	Newell Rubbermaid Inc.	62,000	1,184
	News Corp. Class A	42,900	1,052
	Whirlpool Corp.	9,300	771
	Gap Inc.	18,400	658
	Regal Entertainment Group
	Class A	33,500	471
			48,058
Consumer Staples (6.9%)
	Procter & Gamble Co.	142,169	9,861
	CVS Caremark Corp.	110,650	5,358
	Philip Morris
	International Inc.	43,250	3,890
	Altria Group Inc.	113,500	3,790
*	Dean Foods Co.	175,700	2,873
	Kroger Co.	119,700	2,818
	Kimberly-Clark Corp.	32,400	2,779
	Campbell Soup Co.	70,700	2,462
	Kraft Foods Inc.	53,868	2,227
*	Pilgrim’s Pride Corp.	341,900	1,747
	Beam Inc.	16,600	955
	Ingredion Inc.	16,100	888
	Reynolds American Inc.	18,800	815

			Market
			Value
		Shares	($000)
	Safeway Inc.	48,500	780
	Wal-Mart Stores Inc.	5,700	420
			41,663
Energy (16.5%)
	Exxon Mobil Corp.	382,900	35,016
	Chevron Corp.	173,730	20,250
	ConocoPhillips	145,390	8,314
	Phillips 66	113,745	5,274
	Marathon Petroleum Corp.	86,468	4,720
	Tesoro Corp.	92,300	3,867
	Occidental Petroleum Corp.	40,100	3,451
	Energy XXI Bermuda Ltd.	94,800	3,313
	Western Refining Inc.	120,700	3,160
*	Helix Energy Solutions
	Group Inc.	167,700	3,064
	Valero Energy Corp.	82,940	2,628
	Marathon Oil Corp.	65,737	1,944
	National Oilwell Varco Inc.	16,400	1,314
*	Plains Exploration &
	Production Co.	32,900	1,233
*	Parker Drilling Co.	201,400	852
	Helmerich & Payne Inc.	12,400	590
*	Nabors Industries Ltd.	28,025	393
	Murphy Oil Corp.	3,400	183
			99,566
Financials (26.7%)
	Wells Fargo & Co.	441,323	15,239
	JPMorgan Chase & Co.	363,240	14,704
*	Berkshire Hathaway Inc.
	Class B	95,400	8,414
	Bank of America Corp.	876,376	7,738
	US Bancorp	217,900	7,474
	Citigroup Inc.	195,061	6,382
	Discover Financial Services	120,500	4,787
	Allstate Corp.	114,700	4,543
*	American International
	Group Inc.	137,800	4,518
	State Street Corp.	107,200	4,498
	Goldman Sachs Group Inc.	39,417	4,481

12

U.S. Value Fund

			Market
			Value
		Shares	($000)
	American Express Co.	78,600	4,469
	BB&T Corp.	132,800	4,404
	Fifth Third Bancorp	273,200	4,237
	KeyCorp	425,500	3,719
	Invesco Ltd.	139,300	3,481
	Torchmark Corp.	66,000	3,389
	Everest Re Group Ltd.	27,400	2,931
	Ameriprise Financial Inc.	51,320	2,909
	Allied World Assurance Co.
	Holdings AG	37,534	2,900
	Protective Life Corp.	108,000	2,831
	Assurant Inc.	75,700	2,824
	HCP Inc.	55,800	2,482
	East West Bancorp Inc.	106,600	2,251
	Host Hotels & Resorts Inc.	130,500	2,095
	Prologis Inc.	58,700	2,056
	Kimco Realty Corp.	89,600	1,816
	Simon Property Group Inc.	11,500	1,746
	Macerich Co.	28,200	1,614
	CBL & Associates
	Properties Inc.	75,400	1,609
	Duke Realty Corp.	103,500	1,521
	Liberty Property Trust	40,500	1,468
	Weingarten Realty Investors	49,900	1,403
	Lexington Realty Trust	144,100	1,392
*	Sunstone Hotel
	Investors Inc.	125,900	1,385
	CNO Financial Group Inc.	143,500	1,385
	Aflac Inc.	28,500	1,365
	RLJ Lodging Trust	66,400	1,256
	Pennsylvania REIT	77,700	1,232
	Select Income REIT	48,770	1,201
	Omega Healthcare
	Investors Inc.	51,800	1,177
	Travelers Cos. Inc.	15,700	1,072
	ProAssurance Corp.	11,100	1,004
	Nelnet Inc. Class A	38,300	909
	Cash America
	International Inc.	23,300	899
	Regions Financial Corp.	119,300	860
*	World Acceptance Corp.	12,500	843
	Piedmont Office Realty
	Trust Inc. Class A	34,900	605
	American Financial
	Group Inc.	13,320	505
	Inland Real Estate Corp.	53,800	444
	Umpqua Holdings Corp.	34,000	438
	Regency Centers Corp.	8,000	390
	General Growth
	Properties Inc.	19,600	382
	Webster Financial Corp.	11,000	261
	Entertainment
	Properties Trust	3,500	156
	Equity Residential	2,700	155
	Ventas Inc.	2,400	149

			Market
			Value
		Shares	($000)
	Republic Bancorp Inc.
	Class A	5,799	127
			160,525
Health Care (10.6%)
	Pfizer Inc.	566,825	14,086
	Merck & Co. Inc.	212,401	9,579
	Johnson & Johnson	112,450	7,749
	UnitedHealth Group Inc.	133,600	7,403
	Eli Lilly & Co.	116,900	5,542
	Abbott Laboratories	51,200	3,510
	Aetna Inc.	85,300	3,378
*	Select Medical
	Holdings Corp.	246,000	2,762
	McKesson Corp.	30,300	2,607
*	Community Health
	Systems Inc.	75,500	2,200
	Zimmer Holdings Inc.	25,200	1,704
*	Charles River Laboratories
	International Inc.	40,700	1,612
	Omnicare Inc.	44,800	1,522
*	ICU Medical Inc.	6,700	405
			64,059
Industrials (9.9%)
	General Electric Co.	888,240	20,172
	Northrop Grumman Corp.	63,700	4,232
	Parker Hannifin Corp.	41,800	3,494
	Lockheed Martin Corp.	34,300	3,203
*	Delta Air Lines Inc.	336,600	3,083
	RR Donnelley & Sons Co.	262,200	2,779
*	Alaska Air Group Inc.	77,700	2,724
	Triumph Group Inc.	40,300	2,520
	Raytheon Co.	40,300	2,303
*	CNH Global NV	55,400	2,148
	Textron Inc.	75,100	1,965
	Cintas Corp.	47,100	1,952
	Barnes Group Inc.	67,400	1,686
	Timken Co.	38,900	1,445
	Boeing Co.	19,400	1,351
	Eaton Corp.	26,900	1,271
	Chicago Bridge &
	Iron Co. NV	25,000	952
	Pitney Bowes Inc.	68,000	940
*	Terex Corp.	36,700	829
	Equifax Inc.	10,900	508
			59,557
Information Technology (7.2%)
	Cisco Systems Inc.	512,100	9,776
	Intel Corp.	206,700	4,688
	Computer Sciences Corp.	101,700	3,276
	Western Digital Corp.	84,100	3,257
	IAC/InterActiveCorp	60,250	3,137
	Motorola Solutions Inc.	61,742	3,121
*	LSI Corp.	411,800	2,846
	Jabil Circuit Inc.	120,000	2,246

13

U.S. Value Fund

		Market
		Value
	Shares	($000)
Booz Allen Hamilton
Holding Corp.	148,400	2,055
KLA-Tencor Corp.	42,100	2,008
* CACI International Inc.
Class A	33,500	1,735
International Business
Machines Corp.	6,900	1,431
* Freescale
Semiconductor Ltd.	150,003	1,427
* Avnet Inc.	47,500	1,382
Hewlett-Packard Co.	28,300	483
CA Inc.	13,600	350
		43,218
Materials (3.6%)
CF Industries Holdings Inc.	17,800	3,956
Huntsman Corp.	228,700	3,415
* Chemtura Corp.	180,400	3,106
Westlake Chemical Corp.	37,900	2,769
Rockwood Holdings Inc.	55,600	2,591
Georgia Gulf Corp.	55,300	2,003
Buckeye Technologies Inc.	41,537	1,332
Commercial Metals Co.	96,900	1,279
LyondellBasell Industries NV
Class A	21,900	1,131
		21,582
Telecommunication Services (3.7%)
AT&T Inc.	516,810	19,484
Verizon
Communications Inc.	67,302	3,067
		22,551
Utilities (6.4%)
American Electric
Power Co. Inc.	103,400	4,543
PPL Corp.	145,800	4,236
Consolidated Edison Inc.	65,000	3,893
Public Service Enterprise
Group Inc.	119,000	3,829
DTE Energy Co.	60,900	3,650
Pinnacle West Capital Corp.	63,600	3,358
NV Energy Inc.	182,500	3,287
PNM Resources Inc.	148,600	3,125
Ameren Corp.	90,700	2,963
NextEra Energy Inc.	36,800	2,588
Entergy Corp.	14,700	1,019
Duke Energy Corp.	11,200	726
NorthWestern Corp.	17,300	627
American Water
Works Co. Inc.	16,000	593
		38,437
Total Common Stocks
(Cost $533,690)		599,216

			Market
			Value
		Shares	($000)
Temporary Cash Investments (0.6%)[1]
	Money Market Fund (0.5%)
2	Vanguard Market
	Liquidity Fund, 0.163%	3,121,081	3,121

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[3,4]	Fannie Mae
	Discount Notes,
	0.135%, 10/31/12	150	150
[4,5]	Federal Home Loan
	Bank Discount Notes,
	0.130%, 10/19/12	200	200
			350
Total Temporary Cash Investments
	(Cost $3,471)		3,471
	Total Investments (100.1%)
	(Cost $537,161)		602,687
Other Assets and Liabilities (-0.1%)
	Other Assets		1,308
	Liabilities		(1,997)
			(689)
	Net Assets (100%)
Applicable to 50,629,962 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			601,998
	Net Asset Value Per Share		$11.89

14

U.S. Value Fund

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	710,841
Undistributed Net Investment Income	7,811
Accumulated Net Realized Losses	(182,148)
Unrealized Appreciation (Depreciation)
Investment Securities	65,526
Futures Contracts	(32)
Net Assets	601,998

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Securities with a value of $150,000 have been segregated as initial margin for open futures contracts.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

15

U.S. Value Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends[1]	14,895
Interest[2]	4
Security Lending	1
Total Income	14,900
Expenses
The Vanguard Group—Note B
Investment Advisory Services	404
Management and Administrative	971
Marketing and Distribution	96
Custodian Fees	15
Auditing Fees	27
Shareholders’ Reports	12
Trustees’ Fees and Expenses	1
Total Expenses	1,526
Net Investment Income	13,374
Realized Net Gain (Loss)
Investment Securities Sold	38,516
Futures Contracts	633
Realized Net Gain (Loss)	39,149
Change in Unrealized Appreciation (Depreciation)
Investment Securities	90,841
Futures Contracts	17
Change in Unrealized Appreciation (Depreciation)	90,858
Net Increase (Decrease) in Net Assets Resulting from Operations	143,381
1 Dividends are net of foreign withholding taxes of $1,000.
2 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

U.S. Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,374	10,235
Realized Net Gain (Loss)	39,149	41,004
Change in Unrealized Appreciation (Depreciation)	90,858	(44,673)
Net Increase (Decrease) in Net Assets Resulting from Operations	143,381	6,566
Distributions
Net Investment Income	(10,489)	(8,890)
Realized Capital Gain	—	—
Total Distributions	(10,489)	(8,890)
Capital Share Transactions
Issued	104,396	81,524
Issued in Lieu of Cash Distributions	9,952	8,472
Redeemed	(99,683)	(119,438)
Net Increase (Decrease) from Capital Share Transactions	14,665	(29,442)
Total Increase (Decrease)	147,557	(31,766)
Net Assets
Beginning of Period	454,441	486,207
End of Period[1]	601,998	454,441
1 Net Assets—End of Period includes undistributed net investment income of $7,811,000 and $4,926,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$9.20	$9.28	$8.84	$10.64	$15.41
Investment Operations
Net Investment Income	.276[1]	.207	.165	.200	.270[1]
Net Realized and Unrealized Gain (Loss)
on Investments	2.632	(.112)	.455	(1.702)	(3.180)
Total from Investment Operations	2.908	.095	.620	(1.502)	(2.910)
Distributions
Dividends from Net Investment Income	(.218)	(.175)	(.180)	(.298)	(.350)
Distributions from Realized Capital Gains	—	—	—	—	(1.510)
Total Distributions	(.218)	(.175)	(.180)	(.298)	(1.860)
Net Asset Value, End of Period	$11.89	$9.20	$9.28	$8.84	$10.64

Total Return[2]	32.10%	0.89%	7.09%	-13.68%	-20.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$602	$454	$486	$520	$727
Ratio of Total Expenses to
Average Net Assets[3]	0.29%	0.29%	0.41%	0.52%	0.37%
Ratio of Net Investment Income to
Average Net Assets	2.54%	1.95%	1.74%	2.38%	2.18%
Portfolio Turnover Rate	69%	60%	73%	74%	86%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04% for fiscal 2010, 0.09% for fiscal 2009, and (0.02%) for fiscal 2008. Performance-based investment advisory fees did not apply after fiscal 2010.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2012, the fund’s average investment in futures contracts represented less than 1% of net assets, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

19

U.S. Value Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $83,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	599,216	—	—
Temporary Cash Investments	3,121	350	—
Futures Contracts—Liabilities[1]	(14)	—	—
Total	602,323	350	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	December 2012	40	2,868	(32)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

20

U.S. Value Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2012, the fund had $9,732,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $39,166,000 to offset taxable capital gains realized during the year ended September 30, 2012. At September 30, 2012, the fund had available capital losses totaling $182,634,000 to offset future net capital gains of $28,343,000 through September 30, 2017, and $154,291,000 through September 30, 2018.

At September 30, 2012, the cost of investment securities for tax purposes was $537,161,000. Net unrealized appreciation of investment securities for tax purposes was $65,526,000, consisting of unrealized gains of $82,853,000 on securities that had risen in value since their purchase and $17,327,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2012, the fund purchased $377,945,000 of investment securities and sold $360,626,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	9,455	7,808
Issued in Lieu of Cash Distributions	1,011	853
Redeemed	(9,258)	(11,609)
Net Increase (Decrease) in Shares Outstanding	1,208	(2,948)

H. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

21

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 9, 2012

Special 2012 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $10,489,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund
Periods Ended September 30, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	32.10%	-0.45%	7.08%
Returns After Taxes on Distributions	31.67	-1.30	6.28
Returns After Taxes on Distributions and Sale of Fund Shares	21.29	-0.63	6.00

23

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

24

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2012	9/30/2012	Period
Based on Actual Fund Return	$1,000.00	$1,042.98	$1.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.61	1.47

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.29%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

26

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
The Conference Board.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President
Inc., and of each of the investment companies served	of the University of Pennsylvania; Christopher H.
by The Vanguard Group, since January 2010; Director	Browne Distinguished Professor of Political Science
of The Vanguard Group since 2008; Chief Executive	in the School of Arts and Sciences with secondary
Officer and President of The Vanguard Group and of	appointments at the Annenberg School for
each of the investment companies served by The	Communication and the Graduate School of Education
Vanguard Group since 2008; Director of Vanguard	of the University of Pennsylvania; Member of the
Marketing Corporation; Managing Director of The	National Commission on the Humanities and Social
Vanguard Group (1995–2008).	Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Director of SKF AB
and President (2006–2008) of Rohm and Haas Co.	(industrial machinery), Hillenbrand, Inc. (specialized
(chemicals); Director of Tyco International, Ltd.	consumer services), the Lumina Foundation for
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112012

Annual Report | September 30, 2012

Vanguard Capital Value Fund

> For the 12 months ended September 30, 2012, Vanguard Capital Value Fund returned 26.5%, about on par with the average return of peer funds but lagging the result of the benchmark index.

> Stocks enjoyed a broad, robust rally that seemed driven largely by investors’ hopes about the efforts of U.S. and European central bankers to jump-start economic growth.

> Holdings in energy companies and homebuilders helped results, while setbacks for the fund’s mining stocks hurt performance during the period.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	25
About Your Fund’s Expenses.	26
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2012

Total
Returns
Vanguard Capital Value Fund	26.50%
Russell 3000 Value Index	31.05
Multi-Cap Value Funds Average	27.00
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
September 30, 2011, Through September 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Capital Value Fund	$8.59	$10.58	$0.100	$0.140

Chairman’s Letter

Dear Shareholder,

Vanguard Capital Value Fund delivered a return of 26.5% for the 12 months ended September 30, 2012. Still, the fund ended behind the benchmark Russell 3000 Value Index, which advanced 31.05%.

The distinctive approach of your fund, which involves making concentrated investments in relatively few holdings, means its performance will often differ significantly from that of the benchmark index. We’re confident in the strategy employed by Wellington Management Company, llp, which has advised your fund since its inception, and believe the fund can outperform both its benchmark and peers over the long term.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fund’s fiscal year, based on the highest tax bracket, later in this report.

Stocks notched a powerful rally, with help from central bankers
U.S. stocks surged 30% in the 12 months ended September 30, outpacing the gains of their international counterparts. The rally came amid moves by U.S. and European central bankers to quiet—at least temporarily—investors’ concerns about the U.S. economy and the finances of European governments and banks.

While U.S. stocks were the standouts, European and emerging markets stocks also posted double-digit results. The developed markets of the Pacific region were the weakest performers but still recorded a modest advance.

In July, the president of the European Central Bank declared that policymakers would do whatever was needed to preserve the euro common currency. That pronouncement was encouraging to investors, but Europe’s financial troubles are by no means resolved. Vanguard economists believe the most likely scenario is that the Eurozone will “muddle through” for several years, with occasional spikes in market volatility, as fiscal tightening continues in the face of weak economic growth.

Bonds produced solid returns; future results may be more muted
Bonds once again advanced; the broad U.S. taxable market returned about 5% for the 12 months. Among U.S. Treasuries, long-term bonds were particularly strong as they benefited from the Federal Reserve’s bond-buying program.

As bond prices rose, the yield of the 10-year U.S. Treasury note fell to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it still remained low by historical standards.

Bondholders have enjoyed years of strong returns. But as Tim Buckley, our incoming chief investment officer,

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	30.06%	13.27%	1.22%
Russell 2000 Index (Small-caps)	31.91	12.99	2.21
Dow Jones U.S. Total Stock Market Index	30.00	13.29	1.53
MSCI All Country World Index ex USA (International)	14.48	3.17	-4.12

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	5.16%	6.19%	6.53%
Barclays Municipal Bond Index (Broad tax-exempt market)	8.32	5.99	6.06
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.63

CPI
Consumer Price Index	1.99%	2.33%	2.11%

has noted, investors shouldn’t be surprised if future results are more modest. As yields tumble, the scope for further declines—and price increases—diminishes.

The Federal Reserve announced on September 13 that it would continue to hold its target for short-term interest rates between 0% and 0.25% at least through mid-2015. The exceptionally low rates, in place since late 2008, kept a tight lid on returns from money market funds and savings accounts.

Fund’s concentrated approach can lead to big ups and downs
In advising the Capital Value Fund, Wellington Management takes an aggressive approach to exploiting perceived opportunities. Portfolio turnover can be high, as the advisor occasionally builds big positions in a handful of holdings. This approach is supported by Wellington’s deep research capabilities and implemented by two portfolio managers who each separately manages a portion of the fund’s assets.

As a result of the fund’s bold strategy, you can expect significant volatility from period to period. When I wrote to you a year ago, the fund had produced a double-digit negative return for its 2011 fiscal year. For the most recent fiscal year, it recorded a sizable double-digit advance. Over the long term, as I mentioned, we believe shareholders can be rewarded for taking on the risks inherent in the fund’s strategy.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Capital Value Fund	0.58%	1.24%

The fund expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the fund’s expense ratio was 0.47%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Value Funds.

The hunt for opportunities across the stock market has led the fund to make substantial investments in the shares of energy companies, including those engaged in exploration for new resources. During the most recent fiscal year, these holdings were a boon to performance, outpacing their counterparts in the benchmark. The fund also got a boost from the shares of homebuilders, which jumped amid hopes for a recovery in the U.S. housing market.

Capital Value Fund also had its share of disappointments. Setbacks for companies in industries ranging from mining to packaged foods weighed on performance. The Advisor’s Report that follows this letter provides additional details about the management of the fund during the year.

The fund produced a solid return despite a challenging decade
For the ten years ended September 30, Capital Value Fund recorded an average annual return of 8.57%. That result, which was a bit ahead of the benchmark’s annualized return, seems unremarkable until you consider that the advisor had to contend with extreme volatility during the period.

The decade began with the aftermath of the bursting of the dot-com bubble and, more recently, was marked by the 2008–2009 financial crisis. It’s a credit to the Wellington team that the fund

Total Returns
Ten Years Ended September 30, 2012

Average
Annual Return
Capital Value Fund	8.57%
Russell 3000 Value Index	8.28
Multi-Cap Value Funds Average	7.26
Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

weathered these challenges to deliver a performance that was more than one percentage point better than the average annual return of its peers. Along with Wellington’s experience and talent, you also benefited from the fund’s low investment costs, which allowed you to keep a larger proportion of returns.

The lessons of the financial crisis remain relevant four years later
In September, the end of your fund’s fiscal year, we marked the fourth anniversary of Lehman Brothers’ collapse, the start of the 2008–2009 financial crisis. When the Lehman news broke, I was speaking to institutional clients at an event in Washington, D.C., all of three weeks into my new role as Vanguard’s CEO.

In the ensuing months, I was struck both by how fortunate I was to work with a great team of Vanguard “crew,” and by the remarkable steadiness demonstrated by our clients. Many clients experienced significant losses, but signs of panic were few. On balance, they remained committed to their long-term investment programs and managed to benefit from the financial markets’ subsequent recovery.

As the crisis recedes further in time, it’s important not to lose sight of the lessons that it illuminated about investing and sound financial practices generally. First among those lessons is that diversification does work. Diversification didn’t immunize investors from the market’s declines, but it certainly helped to insulate them from the worst of it.

Second, saving money and living within your means are critical. Investors are acting on this lesson as they pay off debt, which is a form of saving, and increase their savings rates from the dangerously low levels that prevailed before the crisis.

Third, having the courage to stick with a sound investment plan—as so many of our clients did—is important during volatile, uncertain times. Investors who resisted the urge to bail out of stocks at the depths of the crisis have largely been rewarded in the succeeding years.

I am very optimistic that, if investors embrace these lessons, they can give themselves a better chance of reaching their long-term goals. As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 11, 2012

Advisor’s Report

For the fiscal year ended September 30, 2012, the Capital Value Fund returned 26.50%, reflecting the combined results of two managers at your fund’s investment advisor, Wellington Management Company, llp. The use of two managers who independently oversee separate portions of the portfolio provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 14, 2012.

Portfolio Manager:
Peter I. Higgins, CFA, Senior Vice President

Our investment approach is to identify stocks that possess considerable potential because of their compelling valuation characteristics, along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could affect our investment thesis. We believe that in the short term, the markets can be quite irrational, and so our trading activity attempts to capture some of these anomalies. We do not attempt to mimic any index; instead, our goal is to substantially outperform the market in the intermediate-to-longer term.

Our stock selection was strong in the energy, financial, and consumer discretionary sectors. Among the top contributors were Cobalt International Energy, PulteGroup, Louisiana-Pacific, Bank of America, Apple, and Tesoro. We invested in Cobalt for the exciting potential of its oil prospects in western Africa and the Gulf of Mexico, particularly its exposure to pre-salt oil plays off the shores of Angola and Gabon. Despite its strong performance, Cobalt remains a large holding in our portfolios and its initial drilling results have been very favorable.

We purchased homebuilder PulteGroup last fall because we were attracted to its large land portfolio and favorable portfolio mix and because we expected the housing market to start improving amid rising rental rates and falling mortgage costs. For similar reasons, we purchased Louisiana-Pacific, for its exposure to oriented strand board, which is used in home construction. Rationalization of industry capacity has positioned the company and its peers to post very strong returns should housing starts return to historical levels, which we believe is likely. We sold our holdings of Pulte as it achieved our target price. We continue to hold Louisiana-Pacific as we believe the market does not yet appreciate its earnings power over the next few years.

Bank of America also benefits from a rising housing market through better asset quality and lower residual mortgage put-back risk. In addition, Bank of America is starting to regain its footing in its operations. We continue to hold the stock as it trades at a large discount to book value and our target price. We have owned Apple for its incredible product profile, compelling valuation, and consistently strong execution. We have pruned our holdings because such success makes it increasingly difficult to keep beating expectations. Tesoro is benefiting from a tight North America refining market and its ability to import lower-cost oil to refine from regions experiencing an imbalance between their production growth and pipeline capacity. Tesoro has also announced a strategic acquisition of a BP refinery on extremely favorable terms. We continue to own Tesoro because we believe the market does not appreciate its earnings power over the next few years.

Our worst performer was Molycorp, a U.S.-based rare earths producer whose shares suffered from falling prices and concerns over slowing economies in Europe and China. We continue to hold Molycorp because the company is one of the lowest-cost producers and is poised to dramatically expand production. In technology, Acme Packet, a leader in session border controls used in the delivery of voice and data across IP networks, also lagged as large telecommunications providers slowed their capital spending. However, we expect rapid growth in the future as spending on next-generation wireless technology (LTE) leads to another leg of strong demand growth in the future.

Abercrombie & Fitch was another significant detractor. We purchased the company’s shares after they had come under considerable selling pressure and after earnings had been reset. We believed at the time that expectations were set appropriately low and that the market was ignoring its compelling valuation, strong balance sheet, and considerable longer-term earnings power. Despite this, the company encountered further softness in its earnings outlook, leading to further weakness in the stock. We continue to own Abercrombie as it remains a strong brand with favorable future prospects and very low expectations.

At the end of the period, our largest sector overweightings were in materials, energy, and consumer discretionary. Within materials, we purchased Walter Energy, a leading producer of metallurgical coal used in steel production. The company and its industry have been very much out of favor; however, we see signs that its markets are bottoming and capacity is being removed, which should stimulate met coal prices. In energy, we added to oil services and refiners. In addition to Tesoro, we also purchased Valero for its dominant position in the U.S. Gulf Coast. Within consumer discretionary we continue to own Dana Holding, a supplier of truck and auto parts, for its strong management and compelling valuation.

The markets have been quite strong over the past 12 months, but there has been a major dichotomy. High-yielding stocks, those with low volatility, and those seen as safe havens have dramatically outperformed. As a result, the best opportunities are found among cyclical companies and some of the more volatile stocks and sectors that have been shunned by investors. Because of these factors, market inefficiencies are quite pronounced and we are confident that the portfolio is poised to do well in the longer term as we seek to exploit this opportunity.

Portfolio Manager:
David W. Palmer, CFA, Senior Vice President

Our portion of the fund focuses on stocks that trade at a discounted multiple to the broad market, either on current earnings or on those we expect within a reasonable investment horizon. Our approach searches for companies with pronounced negative sentiment, controversy, or perceived event risk that, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks that have unique drivers and are diversified across capitalization sizes and industries.

The market’s 30% rise over the past 12 months has not brought with it the sense of investor euphoria that normally accompanies such a move. Daily talk in the press of the impending fiscal cliff, the lethargic pace of new job creation, partisan politics, and continuing reprisals against the financial sector have kept market participants wary and the tone cautious. Despite the success the Fed’s quantitative easing program has had in pulling down interest rates, our discussions with company managements suggest corporations are still hesitant to add headcount or make the capital spending commitments necessary to really jumpstart economic activity. Consensus S&P 500 earnings forecasts for 2012 and 2013 have been on a shallow but consistent negative slide.

Against this backdrop, it isn’t surprising that investors have gravitated toward a narrow range of companies demonstrating differentiated growth. Certain sectors, particularly the housing- and media-related segments of consumer discretionary, telecom services providers, and industrials, have led the way.

Among the portfolio’s holdings, several stood out from the pack. Shares of Cobalt International Energy appreciated sharply following the announcement of its large oil discovery on the Cameia prospect in Angola. We continue to hold the position and see considerable value and upside catalysts to come from its active exploration slate over the next 18 months in the Gulf of Mexico and West Africa. Regional bank BB&T rebounded from prior concerns over real estate losses as operating results and credit metrics improved. We exited the once top-ten holding and reallocated funds to underperforming capital markets-sensitive financials.

Booz-Allen-Hamilton, a defense IT consulting firm, produced excellent returns through two special dividend payments, amounting to more than 40% of market capitalization. Management teams with underlevered balance sheets and cash-generative business models are increasingly considering large dividends rather than stock repurchase authorizations in certain situations. We continue to hold the shares, as the valuation of this well-run company has been constrained by investor concern over near-term defense budget cuts.

Our stock selection was strongest in the technology, health care, and materials sectors, while our picks were weakest in energy, consumer discretionary, industrials, and consumer staples. Results within financials were mixed, with strong showings from several banks and REITs offset by weakness in diversified financials and insurance.

Education provider DeVry was the largest detractor, as slowing student starts led to lower enrollment and negative operating leverage on what is largely a fixed-cost business. Various factors, including recent publicity around rising levels of student debt nationwide, regulation of student recruitment methods, and a general apprehension among potential applicants regarding the economy and eventual job prospects, may be complicit in the slowdown. The company has high-quality course offerings, a net cash balance sheet, and strong cash generation, though we would like to see some traction on demand growth before committing additional shareholder capital to the position.

Group benefits insurer Unum lagged significantly as the portfolio’s large position moved sideways during the market’s rise. Although earnings growth has remained subdued, we see solid operating results at the company’s core U.S. disability division, and expect profits to improve over time in its U.K. business.

With order patterns shaky, CEO confidence low, and the U.S. election rhetoric upon us, we think investors are right to worry about the tone of management conference calls and forward guidance during the coming earnings season. Where feasible, we have concentrated new purchases on companies where near-term uncertainty is already expected, or where earnings have already experienced negative revisions. We are also focused on firms with staying power, solid capitalization structure, and competitive products to go along with those discounted valuations.

We believe we have found those characteristics in our purchases of insurers Aetna and AIG, test and measurement company Agilent, search and software provider Google, and retailer Vera Bradley, among others. We are confident that our portfolio offers attractive growth and return characteristics and a price/earnings ratio that offers considerable potential for positive re-rating.

Capital Value Fund

Fund Profile
As of September 30, 2012

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	136	2,096	3,638
Median Market Cap	$9.1B	$31.1B	$35.6B
Price/Earnings Ratio	14.7x	14.9x	17.0x
Price/Book Ratio	1.4x	1.5x	2.2x
Return on Equity	12.1%	12.6%	18.0%
Earnings Growth Rate	5.8%	2.4%	10.4%
Dividend Yield	1.4%	2.5%	2.0%
Foreign Holdings	11.3%	0.0%	0.0%
Turnover Rate	123%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.58%	—	—
30-Day SEC Yield	1.15%	—	—
Short-Term Reserves	1.4%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer Discretionary 12.2%		8.2%	12.0%
Consumer Staples	3.1	6.9	9.5
Energy	18.1	16.1	10.4
Financials	19.1	27.1	16.0
Health Care	12.8	11.2	11.9
Industrials	6.9	9.4	10.6
Information Technology 16.3		6.8	19.2
Materials	9.1	4.0	3.9
Telecommunication
Services	0.8	3.5	2.9
Utilities	1.6	6.8	3.6

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.94	0.96
Beta	1.34	1.37

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Bank of America Corp.	Diversified Financial
	Services	3.2%
Cobalt International	Oil & Gas Exploration
Energy Inc.	& Production	3.1
JPMorgan Chase & Co.	Diversified Financial
	Services	2.3
American International
Group Inc.	Multi-line Insurance	2.0
Halliburton Co.	Oil & Gas Equipment
	& Services	1.9
Merck & Co. Inc.	Pharmaceuticals	1.8
Methanex Corp.	Commodity
	Chemicals	1.8
Wells Fargo & Co.	Diversified Banks	1.6
Anadarko Petroleum	Oil & Gas Exploration
Corp.	& Production	1.6
Medtronic Inc.	Health Care
	Equipment	1.4
Top Ten		20.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2012, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2012, the expense ratio was 0.47%.

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2002, Through September 30, 2012
Initial Investment of $10,000

		Average Annual Total Returns
	Periods Ended September 30, 2012
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Capital Value Fund	26.50%	-0.96%	8.57%	$22,748
Russell 3000 Value Index	31.05	-0.72	8.28	22,155
Multi-Cap Value Funds Average
	27.00	-1.11	7.26	20,146
Dow Jones U.S. Total Stock Market	30.00	1.53	8.77	23,184

Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Capital Value Fund

Fiscal-Year Total Returns (%): September 30, 2002, Through September 30, 2012

Capital Value Fund
Russell 3000 Value Index

Capital Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (99.2%)
Consumer Discretionary (12.1%)
*	Fifth & Pacific Cos. Inc.	705,147	9,012
	Dana Holding Corp.	672,775	8,275
*,1	Buck Holdings LP
	Private Placement	NA	7,137
	Kohl’s Corp.	135,400	6,935
	Abercrombie & Fitch Co.	189,625	6,432
	GameStop Corp. Class A	282,370	5,930
*	Tenneco Inc.	171,331	4,797
	Time Warner Inc.	102,700	4,655
	Whirlpool Corp.	54,410	4,511
*	Goodyear Tire & Rubber Co.	354,850	4,326
*,^	Deckers Outdoor Corp.	90,005	3,298
*	Vera Bradley Inc.	133,100	3,175
*,1	Allstar Co-Invest LLC
	Private Placement	NA	3,122
	JC Penney Co. Inc.	119,900	2,912
	DeVry Inc.	89,500	2,037
	Comcast Corp. Class A	47,800	1,710
*	Amazon.com Inc.	6,025	1,532
			79,796
Consumer Staples (3.0%)
	Molson Coors Brewing Co.
	Class B	196,300	8,843
	Maple Leaf Foods Inc.	383,500	4,322
	Danone SA	49,046	3,018
	Archer-Daniels-Midland Co.	74,900	2,036
	Energizer Holdings Inc.	24,700	1,843
			20,062
Energy (17.9%)
*	Cobalt International
	Energy Inc.	910,345	20,273
	Halliburton Co.	375,835	12,662
	Anadarko Petroleum Corp.	148,110	10,356
	Tesoro Corp.	195,410	8,188
*	Southwestern Energy Co.	235,000	8,173
	Baker Hughes Inc.	157,500	7,124

			Market
			Value
		Shares	($000)
	Valero Energy Corp.	200,925	6,365
*	Superior Energy
	Services Inc.	294,590	6,045
	Canadian Natural
	Resources Ltd.	193,600	5,961
	Patterson-UTI Energy Inc.	330,135	5,229
*	McDermott
	International Inc.	411,525	5,029
	QEP Resources Inc.	135,500	4,290
	Inpex Corp.	698	4,149
*	Uranium One Inc.	1,206,330	2,884
	CONSOL Energy Inc.	93,900	2,822
	Trican Well Service Ltd.	184,000	2,394
*	Karoon Gas Australia Ltd.	406,400	2,261
*	Newfield Exploration Co.	55,900	1,751
	Noble Corp.	46,800	1,674
*	Lone Pine Resources Inc.	357,700	558
			118,188
Financials (19.0%)
	Bank of America Corp.	2,354,232	20,788
	JPMorgan Chase & Co.	378,490	15,321
*	American International
	Group Inc.	400,500	13,132
	Wells Fargo & Co.	309,700	10,694
	Unum Group	386,100	7,421
	Citigroup Inc.	223,095	7,300
	Goldman Sachs Group Inc.	62,400	7,094
	Principal Financial
	Group Inc.	225,500	6,075
	BlackRock Inc.	28,800	5,135
	NASDAQ OMX Group Inc.	217,100	5,057
	Ameriprise Financial Inc.	81,775	4,636
	Reinsurance Group of
	America Inc. Class A	76,700	4,439
	AIA Group Ltd.	1,016,400	3,766
	NYSE Euronext	134,200	3,308
	Progressive Corp.	121,000	2,509
	Hatteras Financial Corp.	88,900	2,506
	Health Care REIT Inc.	36,100	2,085

Capital Value Fund

			Market
			Value
		Shares	($000)
	StanCorp Financial
	Group Inc.	50,600	1,581
	Barclays plc	392,245	1,362
	UBS AG	60,540	737
			124,946
Health Care (12.7%)
	Merck & Co. Inc.	263,700	11,893
	Medtronic Inc.	213,900	9,223
	Roche Holding AG	48,644	9,099
	Universal Health
	Services Inc. Class B	165,900	7,587
*	Hologic Inc.	366,355	7,415
	Aetna Inc.	147,900	5,857
	Agilent Technologies Inc.	139,100	5,348
*	WuXi PharmaTech
	Cayman Inc. ADR	316,400	4,724
*,1	Therapeutics MD Inc.
	Private Placement	1,489,571	4,625
*	Gilead Sciences Inc.	52,200	3,463
*	Almirall SA	380,371	2,964
*	AVANIR
	Pharmaceuticals Inc.	793,700	2,540
	Daiichi Sankyo Co. Ltd.	150,300	2,476
*	Elan Corp. plc ADR	216,830	2,324
	UnitedHealth Group Inc.	35,000	1,939
	Covidien plc	30,900	1,836
			83,313
Industrials (6.9%)
*	United Continental
	Holdings Inc.	238,785	4,656
*	Meritor Inc.	1,042,270	4,419
	L-3 Communications
	Holdings Inc.	53,700	3,851
*	Delta Air Lines Inc.	410,890	3,764
*,^	Polypore International Inc.	104,055	3,678
	Knight Transportation Inc.	231,700	3,313
	United Parcel Service Inc.
	Class B	44,400	3,178
	Toll Holdings Ltd.	616,842	2,805
	Knoll Inc.	159,400	2,224
	PACCAR Inc.	53,800	2,153
*	United Rentals Inc.	65,600	2,146
	General Dynamics Corp.	32,400	2,142
	Manpower Inc.	55,400	2,039
	Dover Corp.	32,200	1,916
*	AGCO Corp.	38,600	1,833
	AirAsia Bhd.	1,268,755	1,251
			45,368
Information Technology (16.1%)
	Apple Inc.	13,085	8,731
	Western Union Co.	476,800	8,687
	Activision Blizzard Inc.	684,465	7,721
*	Acme Packet Inc.	365,315	6,247
*	VeriFone Systems Inc.	215,865	6,012

			Market
			Value
		Shares	($000)
*	JDS Uniphase Corp.	446,590	5,531
*	Micron Technology Inc.	854,720	5,115
*	Google Inc. Class A	6,600	4,980
*	Flextronics International Ltd.	722,400	4,334
	Cisco Systems Inc.	208,200	3,975
	Paychex Inc.	118,400	3,941
*	GT Advanced
	Technologies Inc.	722,300	3,936
*	Juniper Networks Inc.	224,500	3,841
	Booz Allen Hamilton
	Holding Corp.	275,567	3,817
	Oracle Corp.	104,500	3,291
*	Universal Display Corp.	93,170	3,203
*	RF Micro Devices Inc.	810,560	3,202
*	SanDisk Corp.	70,920	3,080
*	Rovi Corp.	203,770	2,957
*	TiVo Inc.	277,435	2,894
	Harris Corp.	53,400	2,735
	Jabil Circuit Inc.	136,580	2,557
*	Arrow Electronics Inc.	62,500	2,107
*	Teradyne Inc.	129,000	1,834
	Microsoft Corp.	48,900	1,456
			106,184
Materials (9.1%)
	Methanex Corp.	414,275	11,823
*,^	Molycorp Inc.	789,110	9,075
*	Louisiana-Pacific Corp.	601,630	7,520
	Walter Energy Inc.	224,400	7,284
	Celanese Corp. Class A	190,225	7,212
	Mosaic Co.	108,600	6,257
*	Detour Gold Corp.	105,270	2,937
	Akzo Nobel NV	44,745	2,527
	Freeport-McMoRan
	Copper & Gold Inc.	44,270	1,752
	International Paper Co.	44,200	1,605
	Cabot Corp.	28,570	1,045
	Barrick Gold Corp.	17,295	722
			59,759
Telecommunication Services (0.8%)
*	Sprint Nextel Corp.	900,120	4,969

Utilities (1.6%)
	Entergy Corp.	94,500	6,549
	UGI Corp.	92,200	2,927
	NV Energy Inc.	63,900	1,151
			10,627
Total Common Stocks
(Cost $622,657)			653,212
Temporary Cash Investments (2.6%)
Money Market Fund (1.2%)
[2,3]	Vanguard Market
	Liquidity Fund, 0.163%	7,551,800	7,552

Capital Value Fund

	Face	Market
Amount		Value
	($000)	($000)
Repurchase Agreements (1.4%)
Credit Suisse Securities
(USA), LLC 0.200%, 10/1/12
(Dated 9/28/12, Repurchase
Value $6,300,000,
collateralized by U.S.
Treasury Note/Bond,
1.25%, 4/15/14)	6,300	6,300
Deutsche Bank Securities, Inc.
0.250%, 10/1/12
(Dated 9/28/12, Repurchase
Value $3,100,000,
collateralized by Federal
National Mortgage Assn.,
5.000%, 5/1/38)	3,100	3,100
		9,400
Total Temporary Cash Investments
(Cost $16,952)		16,952
Total Investments (101.8%)
(Cost $639,609)		670,164
Other Assets and Liabilities (-1.8%)
Other Assets		8,283
Liabilities[3]		(19,900)
		(11,617)
Net Assets (100%)
Applicable to 62,272,383 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		658,547
Net Asset Value Per Share		$10.58

At September 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	647,695
Undistributed Net Investment Income	7,254
Accumulated Net Realized Losses	(26,950)
Unrealized Appreciation (Depreciation)
Investment Securities	30,555
Foreign Currencies	(7)
Net Assets	658,547

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $7,269,000.
1 Restricted securities totaling $14,884,000, representing 2.3% of net assets. Shares not applicable for these private placements.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $7,552,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Operations

Year Ended
September 30, 2012
($000)
Investment Income
Income
Dividends[1]	12,090
Interest	9
Security Lending	760
Total Income	12,859
Expenses
Basic Fee	1,527
Performance Adjustment	38
The Vanguard Group—Note C
Management and Administrative	1,369
Marketing and Distribution	156
Custodian Fees	65
Auditing Fees	27
Shareholders’ Reports	17
Trustees’ Fees and Expenses	2
Total Expenses	3,201
Expenses Paid Indirectly	(41)
Net Expenses	3,160
Net Investment Income	9,699
Realized Net Gain (Loss)
Investment Securities Sold	(21,435)
Foreign Currencies	(16)
Realized Net Gain (Loss)	(21,451)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	160,831
Foreign Currencies	(16)
Change in Unrealized Appreciation (Depreciation)	160,815
Net Increase (Decrease) in Net Assets Resulting from Operations	149,063
1 Dividends are net of foreign withholding taxes of $222,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,699	7,532
Realized Net Gain (Loss)	(21,451)	76,966
Change in Unrealized Appreciation (Depreciation)	160,815	(172,608)
Net Increase (Decrease) in Net Assets Resulting from Operations	149,063	(88,110)
Distributions
Net Investment Income	(6,793)	(5,877)
Realized Capital Gain	(9,510)	—
Total Distributions	(16,303)	(5,877)
Capital Share Transactions
Issued	155,566	434,140
Issued in Lieu of Cash Distributions	15,495	5,610
Redeemed	(258,010)	(426,141)
Net Increase (Decrease) from Capital Share Transactions	(86,949)	13,609
Total Increase (Decrease)	45,811	(80,378)
Net Assets
Beginning of Period	612,736	693,114
End of Period[1]	658,547	612,736
1 Net Assets—End of Period includes undistributed net investment income of $7,254,000 and $4,063,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$8.59	$9.62	$8.60	$6.75	$13.52
Investment Operations
Net Investment Income	.155	.109	.066	.046	.090
Net Realized and Unrealized Gain (Loss)
on Investments	2.075	(1.054)	.987	1.883	(5.304)
Total from Investment Operations	2.230	(.945)	1.053	1.929	(5.214)
Distributions
Dividends from Net Investment Income	(.100)	(.085)	(.033)	(.079)	(.130)
Distributions from Realized Capital Gains	(.140)	—	—	—	(1.426)
Total Distributions	(.240)	(.085)	(.033)	(.079)	(1.556)
Net Asset Value, End of Period	$10.58	$8.59	$9.62	$8.60	$6.75

Total Return[1]	26.50%	-10.00%	12.26%	29.47%	-42.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$659	$613	$693	$743	$359
Ratio of Total Expenses to
Average Net Assets[2]	0.47%	0.58%	0.44%	0.45%	0.45%
Ratio of Net Investment Income to
Average Net Assets	1.42%	0.87%	0.65%	0.78%	0.88%
Portfolio Turnover Rate	123%	149%	211%	300%	186%

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.11%, (0.02%), (0.06%), and (0.02%).

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market

Capital Value Fund

Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Dow Jones U.S. Total Stock Market Index. For the year ended September 30, 2012, the investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets before an increase of $38,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2012, the fund had contributed capital of $93,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2012, these arrangements reduced the fund’s expenses by $41,000 (an annual rate of 0.01% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	601,912	36,416	14,884
Temporary Cash Investments	7,552	9,400	—
Total	609,464	45,816	14,884

Capital Value Fund

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the fund in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended September 30, 2012. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of September 30, 2011	11,691
Purchases	3,203
Transfers out of Level 3	(5,930)
Change in Unrealized Appreciation (Depreciation)	5,920
Balance as of September 30, 2012	14,884
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2012, was $5,920,000

Transfers out of Level 3 represent a reduction in the fund’s investment and realized gains from a private placement security.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of September 30, 2012:

	Fair Value at
	September 30, 2012	Valuation	Unobservable	Amount or
Security Type	($000)	Technique	Input	Range
Common Stocks	14,884	Market Comparables	EBIDTA Multiple	11x
			Illiquidity Discount	10%

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the fund’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Capital Value Fund

During the year ended September 30, 2012, the fund realized net foreign currency losses of $16,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2012, the fund realized gains on the sale of passive foreign investment companies of $301,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at September 30, 2012, had unrealized appreciation of $858,000, all of which has been distributed and is reflected in the balance of undistributed net investment income.

For tax purposes, at September 30, 2012, the fund had $9,715,000 of ordinary income available for distribution. At September 30, 2012, the fund had available capital losses totaling $25,980,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2012, the cost of investment securities for tax purposes was $641,413,000. Net unrealized appreciation of investment securities for tax purposes was $28,751,000, consisting of unrealized gains of $78,269,000 on securities that had risen in value since their purchase and $49,518,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2012, the fund purchased $825,912,000 of investment securities and sold $916,527,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2012	2011
	Shares	Shares
	(000)	(000)
Issued	14,966	38,068
Issued in Lieu of Cash Distributions	1,747	520
Redeemed	(25,759)	(39,354)
Net Increase (Decrease) in Shares Outstanding	(9,046)	(766)

I. In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Capital Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 9, 2012

Special 2012 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $9,510,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year .

The fund distributed $6,793,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 87.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2012. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund
Periods Ended September 30, 2012

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	26.50%	-0.96%	8.57%
Returns After Taxes on Distributions	26.00	-1.65	7.90
Returns After Taxes on Distributions and Sale of Fund Shares	17.73	-1.00	7.44

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2012	9/30/2012	Period
Based on Actual Fund Return	$1,000.00	$958.33	$1.57
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.46	1.62

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.32%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
The Conference Board.
F. William McNabb III
Amy Gutmann
Born 1957. Trustee Since July 2009. Chairman of the	Born 1949. Trustee Since June 2006. Principal
Board. Principal Occupation(s) During the Past Five
Years: Chairman of the Board of The Vanguard Group,
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112012

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2012: $54,000
Fiscal Year Ended September 30, 2011: $82,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2012: $4,809,780
Fiscal Year Ended September 30, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2012: $1,812,565
Fiscal Year Ended September 30, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2012: $490,518
Fiscal Year Ended September 30, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2012: $16,000
Fiscal Year Ended September 30, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2012: $506,518
Fiscal Year Ended September 30, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 16, 2012

VANGUARD MALVERN FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 16, 2012

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.